Exhibit 21.1

SUBSIDIARIES OF

UNIVISION HOLDINGS, INC.

Subsidiary	State or Other Jurisdiction of Formation

D2C, LLC

Club Univision, LLC

Club Univision SPE Co., LLC

El Trato, Inc.

Flama Media, LLC

Flama Media Network, LLC

Fusion Media Network, LLC

Galavision SPE Co., LLC

Galavision, Inc.

Hispanic Tijuana S. de R.I. de C.V.

HPN Numbers, Inc.

KAKW License Partnership, L.P.

KCYT-FM License Corp.

KDTV License Partnership, G.P.

KECS-FM License Corp.

KESS-AM License Corp.

KESS-TV License Corp.

KFTV License Partnership, G.P.

KHCK-FM License Corp.

KICI-AM License Corp.

KICI-FM License Corp.

KLSQ-AM License Corp.

KLVE-FM License Corp.

KMEX License Partnership, G.P.

KMRT-AM License Corp.

KTNQ-AM License Corp.

KTVW License Partnership, G.P.

KUVI License Partnership, G.P.

KUVN License Partnership, L.P.

KUVS License Partnership, G.P.

KWEX License Partnership, L.P

KXLN License Partnership, L.P.

La Fabrica, LLC

License Corp. No. 1

License Corp. No. 2

Made-For-Web, LLC

New Univision Deportes, LLC

New Univision Enterprises, LLC

Notivision, S.A. de C.V.

PTI Holdings, Inc.

Servicio de Informacion Programativa, Inc.

Spanish Television of Denver, Inc.

Station Works, LLC

The Univision Network Limited Partnership

Tichenor License Corporation

TMS License California, Inc.

Ufertas, LLC

UniMas Albuquerque LLC

UniMas Bakersfield LLC

UniMas Boston LLC

UniMas Chicago LLC

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Mexico

Delaware

California

Delaware

California

Delaware

Delaware

Delaware

California

Delaware

Delaware

Delaware

Delaware

Delaware

California

Delaware

Delaware

California

California

California

California

California

California

Delaware

Florida

Florida

Delaware

Delaware

Delaware

Mexico

Delaware

Delaware

Delaware

Delaware

Delaware

Texas

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Subsidiary	State or Other Jurisdiction of Formation

UniMas D.C. LLC

UniMas Dallas LLC

UniMas Fresno LLC

UniMas Houston LLC

UniMas Los Angeles LLC

UniMas Miami LLC

UniMas Network

UniMas Network SPE Co., LLC

UniMas of San Francisco, Inc.

UniMas Orlando Inc.

UniMas Partnership of Douglas

UniMas Partnership of Flagstaff

UniMas Partnership of Floresville

UniMas Partnership of Phoenix

UniMas Partnership of San Antonio

UniMas Partnership of Tucson

UniMas Sacramento LLC

UniMas San Francisco LLC

UniMas Southwest LLC

UniMas Tampa LLC

UniMas Television Group, Inc.

Uni-Labs, LLC

Uni-Rey Services, LLC

Univision 24/7, LLC

Univision 24/7 SPE Co., LLC

Univision Atlanta LLC

Univision Bakersfield, LLC

Univision Cleveland LLC

Univision Deportes, LLC

Univision Doral Services, LLC

Univision Digital Music, LLC

Univision Digital Music SPE Co., LLC

Univision Emerging Networks, LLC

Univision Emerging Networks SPE Co., LLC

Univision Enterprises, LLC

Univision Enterprises SPE Co., LLC

Univision Enterprises 2, LLC

Univision Enterprises 2 SPE CO., LLC

Univision Fantasy Sports, LLC

Univision Financial Marketing, Inc.

Univision Financial Marketing SPE Co., LLC

Univision Home Entertainment, Inc.

Univision Interactive Media, Inc.

Univision Interactive Media SPE Co., LLC

Univision Investments, Inc.

Univision Local Media Inc.

Univision Management Co.

Univision Management SPE Co., LLC

Univision Network Puerto Rico Production LLC

Univision Network SPE Co., LLC

Univision Networks & Studios, Inc.

Univision New York LLC

Univision News Services, LLC

Univision News Services SPE Co., LLC

Univision of Atlanta Inc.

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Arizona

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

California

Delaware

Delaware

Delaware

Delaware

Subsidiary	State or Other Jurisdiction of Formation

Univision of Atlanta SPE Co., LLC

Univision of New Jersey Inc.

Univision of New Jersey SPE Co., LLC

Univision of Puerto Rico Inc.

Univision of Puerto Rico Real Estate Company

Univision of Puerto Rico SPE Co., LLC

Univision of Raleigh, Inc.

Univision of Raleigh SPE Co., LLC

Univision Philadelphia LLC

Univision Puerto Rico Station Acquisition Company

Univision Puerto Rico Station Operating Company

Univision Puerto Rico Station Production Company

Univision Radio Broadcasting Puerto Rico, L.P.

Univision Radio Broadcasting Texas, L.P.

Univision Radio Broadcasting Texas SPE Co., LLC

Univision Radio Corporate Sales, Inc.

Univision Radio Corporate Sales SPE Co., LLC

Univision Radio Florida, LLC

Univision Radio Florida SPE Co., LLC

Univision Radio Fresno, Inc.

Univision Radio Fresno SPE Co., LLC

Univision Radio GP, Inc.

Univision Radio Houston License Corporation

Univision Radio Illinois, Inc.

Univision Radio Illinois SPE Co., LLC

Univision Radio Investments, Inc.

Univision Radio Investments SPE Co., LLC

Univision Radio Las Vegas, Inc.

Univision Radio Las Vegas SPE Co., LLC

Univision Radio License Corporation

Univision Radio Los Angeles, Inc.

Univision Radio Los Angeles SPE Co., LLC

Univision Radio New Mexico, Inc.

Univision Radio New Mexico SPE Co., LLC

Univision Radio New York, Inc.

Univision Radio New York SPE Co., LLC

Univision Radio Phoenix, Inc.

Univision Radio Phoenix SPE Co., LLC

Univision Radio San Diego, Inc.

Univision Radio San Diego SPE Co., LLC

Univision Radio San Francisco, Inc.

Univision Radio San Francisco SPE Co., LLC

Univision Radio, Inc.

Univision Receivables Co., LLC

Univision Salt Lake City, LLC

Univision Services, Inc.

Univision Studios, LLC

Univision Television Group, Inc.

Univision Television Group SPE Co., LLC

Univision Texas Stations LLC

Univision tlnovelas, LLC

Univision tlnovelas SPE Co., LLC

Univision Tucson, LLC

Univision IP Holdings, LLC

UVN Insurance Co.

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

North Carolina

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Texas

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

California

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Arizona

Subsidiary	State or Other Jurisdiction of Formation

UVN Texas L.P.

UVN Texas SPE Co., LLC

WADO Radio, Inc.

WADO-AM License Corp.

WGBO License Partnership, G.P.

WLII/WSUR License Partnership, G.P.

WLTV License Partnership, G.P.

WLXX-AM License Corp.

WPAT-AM License Corp.

WQBA-AM License Corp.

WQBA-FM License Corp.

WUVC License Partnership, G.P.

WXTV License Partnership, G.P.

Delaware Delaware Texas Delaware California California California Delaware Delaware Delaware Delaware North Carolina California

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